BLACKROCK FUNDS

SUPPLEMENT DATED JUNE 30, 2009 TO THE PROSPECTUSES
OF SMALL/MID-CAP GROWTH PORTFOLIO DATED JANUARY 28, 2009

Effective July 1, 2009, Eileen M. Leary joins Andrew F. Thut and Andrew Leger as a portfolio manager of the BlackRock Small/Mid-Cap Growth Portfolio (the “Fund”). The following changes are made to the Prospectus:

The section in the Prospectus captioned “Details about the Funds — How the Funds Invest — About the Portfolio Management Team of Small/Mid-Cap Growth” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM
OF SMALL/MID-CAP GROWTH

     Small/Mid-Cap Growth is managed by a team of financial professionals. Andrew F. Thut, Eileen M. Leary and Andrew Leger are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information about the portfolio management team.

In addition, the section in the Prospectus captioned “Management of the Funds — Portfolio Manager Information — Small/Mid-Cap Growth” is deleted in its entirety and replaced with the following:

Small/Mid-Cap Growth

The Fund is managed by a team of financial professionals. Andrew F. Thut, Eileen M. Leary and Andrew Leger are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Andrew F. Thut	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2004	Managing Director at BlackRock, Inc. since 2002

Eileen M. Leary, CFA	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2009	Managing Director at BlackRock, Inc. since 2005; Portfolio Manager for State Street Research and Management from 2002 to 2005

Andrew Leger	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2005	Director at BlackRock, Inc. since 2002

Shareholders should retain this Supplement for future reference.

Code # PRO-MCSC-0709-SUP